1

                             EXHIBIT (8)(c)(i)

                   AMENDMENT TO PARTICIPATION AGREEMENT

                              AMENDMENT NO. 5

THIS AGREEMENT made the 17th day of February, 1998, and amended on December 14, 1998, March 15, 1999, April 17, 2000, May 1, 2001, and September 1,
2001 (the "Participation Agreement"), by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST, an unincorporated business trust formed under the laws of Delaware (the "Trust"), GOLDMAN, SACHS & CO., a New York limited partnership (the "Distributor"), SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the State of Delaware, SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement.

The parties hereby agree to amend the Participation Agreement as follows:


1. Schedule 1 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

NAME OF ACCOUNT     DATE ESTABLISHED BY SEC 1940 ACT
AND SUBACCOUNTS     BOARD OF DIRECTORS  REGISTRATION   TYPE OF PRODUCT
               OF THE COMPANY      NUMBER         SUPPORTED BY ACCOUNT
Sun Life (N.Y.)
Variable Account C  October 18, 1985    811-04440      Combination
Fixed/Variable
                                                  Annuity Contract

Sun Life of Canada  July 13, 1989       811-05846      Combination
Fixed/Variable
(U.S.) Variable                                        Annuity Contract
Account F

Sun Life of Canada  December 1, 1998    811-09137      Combination
Fixed/Variable
(U.S.) Variable                                        Life Insurance
Account I

Sun Life of Canada  July 25, 1996       811-07837      Combination
Fixed/Variable
(U.S.) Variable
Account G                                              Life Insurance


2. Schedule 2 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                                SCHEDULE 2


NAME OF ACCOUNT          POLICY MARKETING    SEC 1933 ACT
AND SUBACCOUNTS          NAME           REGISTRATION   CONTRACT
ANNUITY
                                   NUMBER         FORM NUMBERS   OR LIFE
Sun Life (N.Y.)
Variable Account C     FUTURITY - NY    333-05037      NY-MVA-94
Annuity

Sun Life (N.Y.)        FUTURITY ACCOLADE     333-67864      NY-FA-01
Annuity
Variable Account C     NY VARIABLE AND
                       FIXED ANNUITY
                       CONTRACT

Sun Life of Canada     FUTURITY VARIABLE     333-37907      FUT-MVA-CONT-1
Annuity
(U.S.) Variable        AND FIXED ANNUITY
Account F              CONTRACT

Sun Life of Canada     FUTURITY II      333-41628      RP-GR-CONT-98-1
Annuity
(U.S.) Variable        VARIABLE AND FIXED                   RP-IND-MVA-98-
1
Account F              ANNUITY CONTRACT

Sun Life of Canada     FUTURITY III          333-30844      RCH-IND-MVA-00-
1    Annuity
(U.S.) Variable        VARIABLE AND                         RCH-GR-CERT-00-
1
Account F              FIXED ANNUITY                   RCH-INDMVAPR-00-1
                       CONTRACT                        RCH-GRCERT-PR-00-1

Sun Life of Canada     FUTURITY FOCUS   333-05227      RC-MVA-CONT-96
Annuity
(U.S.) Variable        VARIABLE AND                         RC-MVA-CERT-96
Account F              FIXED ANNUITY
                       CONTRACT

Sun Life of Canada     FUTURITY FOCUS   333-31248      FII-IND-MVA-00-1
Annuity
(U.S.) Variable        II VARIABLE AND                 FII-GR-CERT-00-1
Account F              FIXED ANNUITY                   FII-IND-MVAPR-00-1
                       CONTRACT                        FII-GR-CERTPR-00-1

Sun Life of Canada     FUTURITY ACCOLADE     333-82957      FA-IND-MVA-99-
1    Annuity
(U.S.) Variable        VARIABLE AND                         FA-GR-CERT-99-
1
Account F              FIXED ANNUITY                   FA-IND-MVAPR-99-1
                       CONTRACT                        FA-GR-CERTPR-99-1

Sun Life of Canada     FUTURITY SELECT  333-41438      REF-IND-MVA-00-1
Annuity
(U.S.) Variable        FOUR VARIABLE                   REF-GR-CERT-00-1
Account F              AND FIXED                       REF-INDMVAPR-00-1
                       ANNUITY CONTRACT                REF-GRCERT-PR-00-1


NAME OF ACCOUNT          POLICY MARKETING    SEC 1933 ACT
AND SUBACCOUNTS          NAME           REGISTRATION   CONTRACT
ANNUITY
                                   NUMBER         FORM NUMBERS   OR LIFE

Sun Life of Canada    FUTURITY VARIABLE 333-68601      FPVUL-1999
Life
(U.S.) Variable       UNIVERSAL LIFE
Account I             INSURANCE POLICIES

Sun Life of Canada    FUTURITY          333-94359      SVUL-2000      Life
(U.S.) Variable       SURVIVORSHIP
Account I             VARIABLE UNIVERSAL
                      LIFE INSURANCE
                      POLICIES

Sun Life of Canada    FUTURITY          333-94359      SVUL-2001      Life
(U.S.) Variable       SURVIVORSHIP
Account I             VARIABLE UNIVERSAL
                      LIFE INSURANCE
                      POLICIES II

Sun Life of Canada    FUTURITY PROTECTOR     333-68601      DBVUL-2001
Life
(U.S.) Variable       VARIABLE UNIVERSAL
Account I             LIFE INSURANCE
                      POLICIES

Sun Life of Canada    FUTURITY          333-68601      CVVUL-2001
Life
(U.S.) Variable       ACCUMULATOR
Account I             VARIABLE UNIVERSAL
                      LIFE INSURANCE
                      POLICIES

Sun Life of Canada    FUTURITY CORPORATE     333-65048      VUL-COLI-97
Life
(U.S.) Variable       VARIABLE UNIVERSAL
Account G             LIFE INSURANCE
                      POLICIES


3. Schedule 3 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                                Schedule 3

                         Trust Classes and Series
                              Available Under
                          Each Class of Contracts


Contracts Marketing Name                     Trust Classes and Series
Futurity Variable and Fixed Annuity Contract      CORESM Large Cap Growth
Fund
Futurity - NY Variable and Fixed Annuity Contract CORESM U.S. Equity Fund
Futurity Focus Variable and Fixed Annuity Contract     CORESM  Small Cap
Equity Fund
Futurity Variable Universal Life Insurance Policies    Growth and Income
Fund
Futurity Survivorship Variable Universal Life          Growth and Income
Fund
Insurance Policies                           International Equity Fund


Futurity II Variable and Fixed Annuity Contract   CORESM Large Cap Growth
Fund
Futurity III Variable and Fixed Annuity Contract CORESM U.S. Equity Fund Futurity Focus II Variable and Fixed Annuity Contract CORESM Small Cap Equity Fund
Futurity Accolade Variable and Fixed Annuity Contract  Internet Tollkeeper
FundSM
Futurity Select Four Variable and Fixed Annuity   Capital Growth Fund
Contract                                     Growth and Income Fund
                                             International Equity Fund


Futurity Survivorship II Variable Universal       CORESM Large Cap Growth
Fund
   Life Insurance Policies                        CORESM U.S. Equity Fund
Futurity Protector Variable Universal Life
   Insurance Policies
Futurity Accumulator Variable Universal Life
   Insurance Policies


Futurity Corporate Variable Universal Life        CORESM Large Cap Growth
Fund
   Insurance Policies                             CORESM U.S. Equity Fund
Futurity Accolade NY Variable and Fixed Annuity        Capital Growth Fund
   Contract                                       Internet Tollkeeper
FundSM


IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Agreement thereto. This Amendment shall take effect on September 1, 2001.


                         GOLDMAN SACHS VARIABLE INSURANCE TRUST (Trust)


                         By: _________________________________________
                         Name:
                         Title:


                         GOLDMAN, SACHS & CO.  (Distributor)


                         By: _________________________________________
                         Name:
                         Title:


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Company)


By:     ________________________________________
     Name:   Ronald J. Fernandes
Title:     Vice President, Retirement Products & Services


By:    _________________________________________
     Name:     Edward M. Shea
Title:     Assistant Vice President & Senior Counsel


SUN LIFE INSURANCE AND ANNUITY COMPANY
OF NEW YORK  (Company)


By:     ________________________________________
     Name:   Ronald J. Fernandes
Title:     Vice President, Retirement Products & Services


By:    _________________________________________
     Name:   Edward M. Shea
Title:     Assistant Vice President & Senior Counsel


J/GC/Lawdept/Tremblay2000/Participation Agreement/Goldman Part Agreement Amend No 5 (9.1.01)